Exhibit 99.2
EXECUTION COPY
FIRST AMENDMENT
TO THE FIVE-YEAR CREDIT AGREEMENT
     This FIRST AMENDMENT to the FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is made and dated as of May 9, 2007 by and among Countrywide Home Loans, Inc., a New York corporation (“CHL”), Countrywide Financial Corporation, a Delaware corporation (“CFC”), the Lenders signing below, Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and JPMorgan Chase Bank, N.A., as Managing Administrative Agent for the Lenders (in such capacity, “Managing Administrative Agent”).
W I T N E S S E T H :
     WHEREAS, CFC, CHL, the Lenders parties thereto, Citibank, N.A. and Deutsche Bank AG New York Branch, as Documentation Agents, ABN AMRO BANK N.V., as Syndication Agent, the Administrative Agent, and the Managing Administrative Agent are parties to the Five-Year Credit Agreement, dated as of May 10, 2006 (as amended or supplemented, the “Credit Agreement”);
     WHEREAS, CFC and CHL have requested that the Required Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein; and
     WHEREAS, the Required Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     2. Amendment to Section 1.01 (Defined Terms) of the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the defined term “RBC Credit Agreement” in its entirety, and by adding the following defined terms:
          “Barclays 364-Day Credit Agreement” means the 364-Day Credit Agreement, dated as of November 17, 2006, among CFC, CHL, Countrywide Bank, FSB (formerly known as Countrywide Bank, N.A.), Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and certain lenders named therein, as amended, supplemented or otherwise modified from time to time.

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          “Barclays Credit Agreements” means the Barclays 364-Day Credit Agreement and the Barclays Five-Year Credit Agreement.
          “Barclays Five-Year Credit Agreement” means the Five-Year Credit Agreement, dated as of November 17, 2006, among CFC, CHL, Countrywide Bank, FSB (formerly known as Countrywide Bank, N.A.), Barclays Bank PLC, as managing administrative agent, BNP Paribas, as administrative agent, Royal Bank of Canada, as syndication agent, Société Générale, as documentation agent, and certain lenders named therein, as amended, supplemented or otherwise modified from time to time.
          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entirety and substituting in lieu thereof the following definitions:
          “364-Day Credit Agreement” means the 364-Day Credit Agreement, dated as of May 9, 2007, among CFC, CHL, JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A. and Deutsche Bank AG New York Branch, as documentation agents, and certain lenders named therein, as amended, supplemented or otherwise modified from time to time.
          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.
          “Material Indebtedness” means (i) Indebtedness outstanding under the 364-Day Credit Agreement, (ii) Indebtedness outstanding under either Barclays Credit Agreement and (iii) any other Indebtedness (other than the Loans), or obligations in respect of one or more Hedge and Repo Transactions, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $100,000,000.
          (c) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term:
          “OTS” means the Office of Thrift Supervision or any successor federal regulator of federally chartered and state-chartered savings associations, their subsidiaries, and their registered savings and loan holding companies.
     3. Amendment to Section 5.01 (Financial Statements; Ratings Change and Other Information). (a) Section 5.01 (a) (i) of the Credit Agreement is hereby amended by deleting the words “statements of operations, stockholders’ equity and cash flows” and inserting in lieu thereof “statements of earnings, changes in stockholder’s equity and cash flows”.
          (b) Section 5.01 (a) (ii) of the Credit Agreement is hereby amended by deleting the words “statements of operations” and inserting in lieu thereof “statement of earnings”.
          (c) Section 5.01 (b) (i) of the Credit Agreement is hereby amended by deleting the words “statements of operations, stockholders’ equity and cash flows” and inserting in lieu thereof “statements of earnings and cash flows”.

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          (d) Section 5.01 (b) (ii) of the Credit Agreement is hereby amended by deleting the words “statements of operations” and inserting in lieu thereof “statement of earnings”.
          (e) Section 5.01 (c) (ii) of the Credit Agreement is hereby amended to read in its entirety as follows:
          “(ii) setting forth the Consolidated Net Worth of CFC and the requirements of Section 6.01 therefor and”.
     4. Amendment to Section 5.11 (Compliance with Regulatory Requirements) of the Credit Agreement. The first sentence of Section 5.11 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “CFC will, and will cause each of its Subsidiaries which is a regulated bank to, comply with all minimum capital ratios and guidelines, including, without limitation, risk-based capital guidelines and capital leverage regulations (as may from time to time be prescribed, by regulation or enforceable order of the Board, the OCC, the OTS or other federal or state regulatory authorities having jurisdiction over such Person), and within such ratios and guidelines, to the extent the same may be applicable to it, be “adequately capitalized”.”
     5. Amendment to Section 6.01 (Financial Condition Covenants) of the Credit Agreement. The text of Section 6.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
          “CFC will not have a Consolidated Net Worth at any time of less than $7,680,000,000.”
     6. Amendment to Article X (Miscellaneous) of the Credit Agreement. Article X of the Credit Agreement is hereby amended by adding the following new Section 10.14:
          “SECTION 10.14. Acknowledgements. Each of CFC and CHL hereby acknowledges that:
          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
          (b) neither the Managing Administrative Agent nor any Lender has any fiduciary relationship with or duty to CFC or CHL arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Managing Administrative Agent and Lenders, on the one hand, and CFC and CHL, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among CFC, CHL and the Lenders.”
     7. Reaffirmation of Credit Documents. Each of CFC and CHL hereby affirms and agrees that: (a) other than as expressly set forth herein, the execution and delivery by CFC and

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CHL of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of CFC or CHL, or the rights of the Lenders, under the Credit Agreement and each other Loan Document or any other document or instrument made or given by CFC or CHL in connection therewith, (b) the term “Obligations” as used in the Loan Documents includes, without limitation, the Obligations of CFC and CHL under the Credit Agreement as amended hereby and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.
     8. Effective Date. This Amendment shall be effective on and as of the day and year first above written (the “Effective Date”) subject to the delivery to the Managing Administrative Agent of the following:
          (a) A copy of this Amendment, duly executed by the parties hereto.
          (b) Such corporate resolutions, incumbency certificates and other authorizations from CFC and CHL as the Managing Administrative Agent may reasonably request.
          (c) Evidence satisfactory to the Agents that all fees and expenses payable to the Agents and the Lenders prior to or on the Effective Date have been paid in full.
     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     10. Representations and Warranties. Each of CFC and CHL hereby represents and warrants to the Lenders and the Managing Administrative Agent as follows:
          (a) Each of CFC and CHL has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement as amended hereby and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Credit Agreement as amended hereby. This Amendment has been duly executed and delivered on behalf of CFC and CHL and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of CFC and CHL enforceable against each such Person in accordance with its terms.
          (b) At and as of the date of execution hereof and both prior to and after giving effect to this Amendment: (1) the representations and warranties of CFC and CHL contained in the Credit Agreement are accurate and complete in all respects, (2) there has not occurred any Default or Event of Default and (3) there has not occurred any material adverse change in the business, operations, assets or financial or other condition of CFC, CHL or their consolidated subsidiaries taken as a whole since December 31, 2006.
          (c) The financial statements of CFC, dated December 31, 2006, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated and consolidating financial condition of CFC and its consolidated subsidiaries at such date and the

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consolidated and consolidating results of its operations and changes in financial position for the fiscal year then ended.
          (d) The financial statements of CHL, dated December 31, 2006, copies of which have heretofore been furnished to the Managing Administrative Agent and each Lender, are complete and correct and present fairly in accordance with GAAP the consolidated financial condition of CHL and its consolidated subsidiaries at such date and the consolidated results of its operations and changes in financial position for the fiscal year then ended.
     11. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
[Signature pages following]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COUNTRYWIDE FINANCIAL CORPORATION, a Delaware corporation

By	/s/ Jennifer Sandefur

Name: Jennifer Sandefur
Title: Senior Managing Director and Treasurer

COUNTRYWIDE HOME LOANS, INC., a New York corporation

By	/s/ Bradley Coburn

Name: Bradley Coburn
Title: Managing Director, Assistant Treasurer
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

JPMORGAN CHASE BANK, N.A., as Managing
Administrative Agent and a Lender

By	/s/ Mark M. Cisz

Name Mark M. Cisz
Title Executive Director
JPMorgan Chase Bank, N.A.
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By	/s/ Elizabeth Kurilecz

Name Elizabeth Kurilecz
Title Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

ABN AMRO BANK N.V., as Syndication Agent and as a Lender

By:	/s/ Michael DeMarco

Name: Michael DeMarco
Title: Vice President

By:	/s/ Parker Douglas

Name: Parker Douglas
Title: Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

CITICORP USA as a Lender

By:	/s/ Yoko Otani

Name: Yoko Otani
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BARCLAYS BANK PLC, as a Lender

By:	/s/ Nicholas Bell

Name: Nicholas Bell
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Melissa Curry

Name: Melissa Curry
Title: Vice President

By:	/s/ Michael Campites

Name: Michael Campites Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Greenwich Capital Markets, Inc., as agent for the Royal Bank of Scotland, plc, as a Lender

By:	/s/ Fergus Smail

Name: Fergus Smail
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Lehman Brothers Bank, FSB, as a Lender

By:	/s/ Janine Shugan

Name: Janine Shugan
Title: Authorized Signatory
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

The Bank of New York, as a Lender

By:	/s/ Paul Connolly

Name: Paul Connolly
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

HSBC Bank (USA), National Association, as a Lender

By:	/s/ Peter G. Nealon

Name: Peter G. Nealon
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BNP PARIBAS, as a Lender

By:	/s/ Pierre-Nicholas Rogers

Name: Pierre-Nicholas Rogers
Title: Managing Director

By:	/s/ Jamie Dillon

Name: Jamie Dillon
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

MORGAN STANLEY BANK, as a Lender

By:	/s/ Daniel Twenge

Name: Daniel Twenge
Title: Authorized Signatory
Morgan Stanley Bank
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

NATIONAL AUSTRALIA BANK, as a Lender

By:	/s/ Richard Reilly

Name: Richard Reilly
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Societe Generale, as a Lender

By:	/s/ William Aishton

Name: William Aishton
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

Wachovia Bank, National Association, as a Lender

By:	/s/ Joan Anderson

Name: Joan Anderson
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

LLOYDS TSB BANK PLC, as a Lender

By:	/s/ Elaine B. Kallenbach

	Name:	Elaine B. Kallenbach
	Title:	Assistant Vice President
Financial Institutions USA K-027

By:	/s/ Alexander Wilson

	Name:	Alexander Wilson
	Title:	Vice President
Financial Institutions W055
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Royal Bank of Canada, as a Lender

By:	/s/ Howard Lee

Name: Howard Lee
Title: Authorized Signatory
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

CALYON NEW YORK BRANCH as a Lender

By:	/s/ Sebastian Rocco

Name: Sebastian Rocco
Title: Managing Director

By:	/s/ Walter Jay Buckley

Name: Walter Jay Buckley
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Commonwealth Bank of Australia, as a Lender

By:	/s/ Philip Delbridge

Name: Philip Delbridge Title: Risk Executive
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

William Street Commitment Corporation, as a Lender (Recourse only to assets of William Street Commitment Corporation)

By:	/s/ Mark Walton

Name: Mark Walton Title: Assistant Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans

Name: Mary E. Evans
Title: Associate Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Australia and New Zealand Banking Group Limited, as a Lender

By:	/s/ John W. Wade

Name: John W. Wade
Title: Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

BANK OF MONTREAL, as a Lender

By:	/s/ Kristina H. Burden

Name: Kristina H. Burden
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
New York Branch, as a Lender

By:	/s/ S. Schaffer

Name: S. Schaffer
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

DRESDNER BANK AG NEW YORK AND GRAND
CAYMAN BRANCH, as a Lender

By:	/s/ Mark van der Griend

Name: Mark van der Griend
Title: Managing Director

By:	/s/ Sascha Klaus

Name: Sascha Klaus
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Alan Krouk

Name: Alan Krouk
Title: Managing Director

By:	/s/ Barry Chung

Name: Barry Chung
Title: Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Mizuho Corporate Bank Limited, as a Lender

By:	/s/ Robert Gallagher

Name: Robert Gallagher
Title: Senior Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Yoshihiro Hyakutome

Name: Yoshihiro Hyakutome
Title: General Manager
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION: The Bank of Nova Scotia, as a Lender

By:	/s/ Todd Meller

Name: Todd Meller
Title: Managing Director
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF MAY 9, 2007, TO THE FIVE-YEAR CREDIT AGREEMENT, DATED AS OF MAY 10, 2006, AMONG COUNTRYWIDE HOME LOANS, INC., COUNTRYWIDE FINANCIAL CORPORATION, JPMORGAN CHASE BANK N.A., AS MANAGING ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, ABN AMRO BANK N.V., AS SYNDICATION AGENT, AND CITIBANK, N.A. AND DEUTSCHE BANK AG NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND THE LENDERS PARTY THERETO

NAME OF INSTITUTION:

Union Bank of California, N.A., as a Lender

By:	/s/ Christine Davis

Name: Christine Davis
Title: Vice President
Signature Page to the First Amendment to the Countrywide Five-Year Credit Agreement
JPMorgan Chase Bank, N.A. as Managing Administrative Agent